Exhibit 10.43

EXECUTION

AMENDMENT NUMBER SEVENTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of December 9, 2010,

among

PENNYMAC CORP., PENNYMAC HOLDINGS, LLC and PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER SEVENTEEN (this “Amendment Number Seventeen”) is made this 7th day of August, 2014 (the “Effective Date”) among PENNYMAC CORP. and PENNYMAC HOLDINGS, LLC f/k/a PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (each, a “Seller” and jointly and severally, the “Seller” or “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of December 9, 2010, among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers and Buyer have agreed to extend the term of the facility as more specifically set forth herein; and

WHEREAS, as of the date hereof, each Seller and Servicer represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Effective Date, the Agreement is hereby amended as follows:

(a) Section 2 of the Agreement is hereby amended by adding the new definition of “2014 Second Extension Fee” in the appropriate alphabetical order to read as follows:

“2014 Second Extension Fee” shall have the meaning assigned to it in the Pricing Side Letter.

(b) Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it as follows:

“Termination Date” shall mean September 8, 2014 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.”

(c) Section 4(c) of the Agreement is hereby amended by adding the following language at the end of such section:

“In connection with the extension of the Termination Date from August 7, 2014 to September 8, 2014, Sellers agree to pay to Buyer an additional commitment fee for the period beginning on August 7, 2014 through September 8, 2014, equal to the 2014 Second Extension Fee (reduced by any amount of the 2014 Second Extension Fee paid to Buyer under Amendment Nine to the PMAC Agency Agreement), such payment to be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to Buyer on or prior to August 7, 2014. Buyer may, in its sole discretion, net all or any portion of the 2014 Second Extension Fee then due and payable from the proceeds of any Purchase Price paid to any Seller. The 2014 Second Extension Fee is and shall be deemed to be fully earned and non-refundable as of August 7, 2014.”

SECTION 2. Fees and Expenses. Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Seventeen (including any Commitment Fee or extension fee due and payable, all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Each Seller and Servicer hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Seventeen shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER SEVENTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5. Counterparts. This Amendment Number Seventeen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Seventeen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Seventeen to be executed and delivered by their duly authorized officers as of the date hereof.

PENNYMAC CORP.
(Seller)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

PENNYMAC HOLDINGS, LLC
(Seller)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By:	/s/	Peter D. Steinmetz
Name:		Peter D. Steinmetz
Title:		Vice President
Citibank, N.A.

Acknowledged:

PENNYMAC MORTGAGE INVESTMENT TRUST

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

Amendment Number Seventeen to Master Repurchase Agreement REIT-NPL